                                    IMANAGE
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE IN         SEE  REVERSE FOR CERTAIN DEFINITIONS
 BOSTON, MA OR NEW YORK, NY                 CUSIP 45245Y 10 5


This Certifies that





is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

-------------------------------iMANAGE, INC.-----------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Mark A. Culhane                        /s/ Mahmood Panjwani
-------------------------------------      -------------------------------------
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   BankBoston, N.A.
          TRANSFER AGENT AND REGISTRAR


                                                      BY /s/ L.E. Seeley - Boger
                                                            AUTHORIZED SIGNATURE
                                    iMANAGE, INC.

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                 UNIF GIFT MIN ACT___________ Custodian______________
     TEN ENT -- as tenants by the entireties                            (Cust)            (Minor)
     JT TEN  -- as joint tenants with right of                        under Uniform Gifts to Minors
                survivorship and not as tenants                       Act_______________________________
                in common                                                          (State)

                                                     UNIF TRF MIN ACT __________Custodian (until age____)
                                                                       (Cust)
                                                     ________________ under Uniform Transfers
                                                        (Minor)

                                                     to Minors Act_______________________________________
                                                                                  (State)

    Additional abbreviations may also  be used though not in the above list.

     FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                            X___________________________________________________

                            X___________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR OR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.